SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

VISTAGEN THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

William T. Hart - Attorney for Registrant
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[  ]        $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[  ]        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)          Title of each class of securities to which transaction applies:
________________________________________________________________

2)          Aggregate number of securities to which transaction applies:
________________________________________________________________

3)          Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
________________________________________________________________

VistaGen Therapeutics, Inc.
384 Oyster Point Blvd., No. 8
South San Francisco, CA 94080
(650) 244-9997

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER ___, 2011

To the Stockholders:

Notice is hereby given that a special meeting of the stockholders (the “Meeting”) of VistaGen Therapeutics, Inc. (the “Company” or “VistaGen”) will be held at the offices of the Company, located at 384 Oyster Point Boulevard, No. 8, South San Francisco, CA 94080 on September ___, 2011, at 9:00 am (Pacific Time), for the following purposes:

(1)   to approve an amendment to the Company’s Articles of Incorporation to:

•	reduce the number of shares of common stock the Company is authorized to issue from 400,000,000 shares to 200,000,000 shares;

•	authorize the Company to issue up to 10,000,000 shares of preferred stock; and

•
authorize the Company’s Board of Directors to prescribe the classes, series and the number of each class or series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of preferred stock.

(2)    to transact such other business as may properly come before the Meeting.

September 1, 2011 is the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (the “Record Date”).  Stockholders are entitled to one vote for each share held.  As of the Record Date, there were 15,241,904 issued and outstanding shares of the Company’s common stock.

VISTAGEN THERAPEUTICS, INC. ___________________________
September ___, 2011	Shawn K. Singh, JD Chief Executive Officer

PLEASE INDICATE YOUR VOTING INSTRUCTIONS
ON THE ATTACHED PROXY CARD,
AND SIGN, DATE AND RETURN THE PROXY CARD.
TO SAVE THE COST OF FURTHER SOLICITATION,
PLEASE VOTE PROMPTLY.

VISTAGEN THERAPEUTICS, INC.
384 Oyster Point Boulevard, No. 8
South San Francisco, CA 94080
(650) 244-9997

PROXY STATEMENT

The accompanying proxy is solicited by the Company’s directors for voting at the special meeting of stockholders to be held on September___, 2011, at 9:00 am Pacific Time (the “Meeting”), and at any and all adjournments of the Meeting.  If the proxy is executed and returned, it will be voted at the Meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the Meeting.  Stockholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the Meeting.  Additionally, any later dated proxy will revoke a previous proxy from the same stockholder.  This proxy statement was posted on the Company’s website on September___, 2011.

There is one class of capital stock outstanding.  Provided a quorum consisting of a majority of the shares entitled to vote is present at the Meeting, the affirmative vote of a majority of the shares of common stock voting in person or represented by proxy is required to adopt the proposals to come before the Meeting.

Shares of the Company’s common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the Meeting.  "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority.  Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the Meeting.

PRINCIPAL STOCKHOLDERS

The following table lists, as of September 1, 2011, the share ownership of (i) each person owning beneficially 5% or more of the Company’s common stock (ii) each officer and director of the Company and (iii) all officers and directors as a group.  Unless otherwise indicated, each owner has sole voting and investment powers over such owner’s shares of common stock.

Name and Address	Number of Shares (1)	Percent of Class

Shawn K. Singh, JD	1,774,876	10.81%
Chief Executive Officer and Director
384 Oyster Point Blvd., No. 8
South San Francisco, CA 94080

H. Ralph Snodgrass, Ph.D.	1,652,387	10.46%
President, Chief Scientific Officer and Director
384 Oyster Point Blvd., No. 8
South San Francisco, CA 94080

A. Franklin Rice, MBA	678,507	4.33%
Chief Financial Officer
384 Oyster Point Blvd., No. 8
South San Francisco, CA 94080

Jon S. Saxe	241,407	1.56%
Chairman of the Board of Directors
384 Oyster Point Blvd., No. 8
South San Francisco, CA 94080

Gregory A. Bonfiglio, JD	144,164	*
Director
384 Oyster Point Blvd., No. 8
South San Francisco, CA 94080

Brian J. Underdown, Ph.D.	124,164	*
Director
384 Oyster Point Blvd., No. 8
South San Francisco, CA 94080

Cato BioVentures	3,275,896	21.49%
4364 South Alston Avenue
Durham, NC 27713

Platinum Long Term Growth Fund VII (2)	2,042,862	13.40%
152 W 57 St 54th Floor
New York, NY 10019

University Health Network	1,082,500	7.10%
101 College St. Ste 150
Toronto ON, Canada M5G 1L7

All Officers and Directors	4,615,505	28.91%
as a Group (6 persons)

(1)
Includes 2,974,463 shares which may be acquired on the exercise of the stock options granted pursuant to the Company’s stock plans at a weighted average exercise price of $1.43 per share and 512,466 shares which may be acquired upon exercise of warrants at a weighted average exercise price of $2.15 per share, all of which can be exercised prior to October 31, 2011.

(2)	Excludes 1,599,858 shares that may be acquired upon exercise of warrants subject to limitations on exercise.

* Less than one percent (1%)

PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION

Stockholders are being requested to vote to amend the Company’s Articles of Incorporation to reduce the number of shares of common stock the Company is authorized to issue from 400,000,000 shares to 200,000,000 shares, to authorize the Company to issue 10,000,000 shares of preferred stock and to authorize the Company’s Board of Directors to prescribe the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock.

The Company currently is authorized to issue 400,000,000 shares of common stock.  As of the Record Date, the Company had 15,241,904 outstanding shares of common stock.

Given the number of shares the Company has outstanding, the Company believes that having an authorized capitalization of 400,000,000 shares of common stock is excessive. Further, concerns over the potential for future dilution may be alleviated by reducing to a more reasonable level the number of common shares which the Company may issue.

Currently the Company is not authorized to issue any preferred stock.  Under Nevada law, shares of preferred stock may be issued from time to time in one or more series as may be determined by our Board of Directors. For each series, the voting powers and preferences, dividend rights, preferential payments on liquidation, rights to convert the preferred shares into common shares, and any qualifications, limitations or restrictions will be established by the Board of Directors.

With this flexibility, the Board of Directors can issue a series of preferred stock which, unlike common stock, can be specifically tailored to unique aspects of a financing or an acquisition.

It should be noted, however, that the issuance of preferred stock with multiple votes per share and dividend rights, which would have priority over any dividends paid with respect to the holders of our common stock, may make the removal of management difficult, even if the removal would be considered beneficial to stockholders generally, and may have the effect of limiting stockholders’ participation in transactions such as mergers or tender offers if these transactions are not favored by our management.

The Company’s Board of Directors recommends that stockholders vote FOR this proposal.

AVAILABILITY OF INFORMATION FILED WITH
SECURITIES AND EXCHANGE COMMISSION

The Company’s Annual Report on Form 10-K for the year ending December 31, 2010, amended 8-K report filed on June 8, 2011, amended 8-K report filed on August 12, 2011, and amended 14f-1 Information Statement filed on June 8, 2011, will be sent to any stockholder of the Company upon request.  Requests for a copy of one or more of these reports should be addressed to the Company’s Secretary at the address provided on the first page of this proxy statement.

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or email.  Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject the Company to additional expense.  The Company is subject to the requirements of the Securities Exchange Act of 1934 and is required to file reports and other information with the Securities and Exchange Commission.  Copies of these reports and other information can be read and downloaded from the Commission’s website, www.sec.gov.

The Company’s Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting.  However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Please complete, sign and return the attached proxy promptly.

PROXY

VISTAGEN THERAPEUTICS, INC.
This Proxy is solicited by the Company’s Board of Directors

The undersigned stockholder of VistaGen Therapeutics, Inc. acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held September___, 2011, at 9:00 am  local time, at the Company’s offices located at 384 Oyster Point Boulevard, No. 8, South San Francisco, CA 94080 and hereby appoints Shawn Singh with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof.  The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

(1) To approve amendments to the Company’s Articles of Incorporation to:

·    reduce the number of shares of common stock the Company is authorized to issue from 400,000,000 shares to 200,000,000 shares;

·    authorize the Company to issue up to 10,000,000 shares of preferred stock; and

·    authorize the Company’s Board of Directors to prescribe the classes, series and the number of each class or series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of preferred stock.

☐  FOR           ☐  AGAINST             ☐ ABSTAIN

(2)                  To transact such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

 Dated this ____ day of September, 2011.

_______________________________________
(Signature)

_______________________________________
(Signature)

Please sign your name exactly as it appears on your stock certificate.  If shares are held jointly, each holder should sign.
Executors, trustees, and other fiduciaries should so indicate when signing.
Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

Send the proxy statement by regular mail, email, or fax to:
VistaGen Therapeutics, Inc.
Attn: Shawn Singh
384 Oyster Point Blvd., No. 8
South San Francisco, CA 94080
Phone: (650) 244-9997
Fax:  (650) 244-9979
Email: ssingh@vistagen.com

VISTAGEN THERAPEUTICS, INC.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on September___, 2011.

1.	This notice is not a form for voting.

2.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

3.	The Proxy Statement is available at www.vistagen/investors/proxy.

4.
If you want to receive a paper or email copy of the proxy statement, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before September___, 2011 to facilitate timely delivery.

A special meeting of the Company’s stockholders will be held at the Company’s offices located at 384 Oyster Point Boulevard, No. 8, South San Francisco, CA 94080 on September___, 2011, at 9:00 am local time, for the following purposes:

(1)	To approve an amendment to the Company’s Articles of Incorporation to:

•	reduce the number of shares of common stock the Company is authorized to issue from 400,000,000 shares to 200,000,000 shares;

•	authorize the Company to issue up to 10,000,000 shares of preferred stock; and

•
authorize the Company’s Board of Directors to prescribe the classes, series and the number of each class or series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of preferred stock.

(2)          To transact such other business as may properly come before the meeting.

The Board of Directors recommends that stockholders vote FOR proposal 1 listed on the Notice of Special Meeting of Stockholders.

September 1, 2011 is the record date for the determination of stockholders entitled to notice of and to vote at such meeting. Stockholders may cast one vote for each share held.

Stockholders may access the following documents at www.vistagen.com:

•	Notice of the 2011 Special Meeting of Stockholders;

•	Company’s 2011 Proxy Statement;

•	Company’s Annual Report on form 10-K for the year ended December 31, 2010;

•	Amended 8-K report filed on June 8, 2011;

•	Amended 8-K report filed on August 12, 2011;

•	Amended 14f-1 Information Statement filed on June 8, 2011; and

•	Proxy Card.

Stockholders may request a paper copy of the Proxy Materials and Proxy Card by calling 650-244-9997 extension 223, by emailing the Company at investor.relations@vistagen.com, or by visiting www.vistagen.com and indicating if you want a paper copy of the proxy materials and proxy card:

•	for this meeting only, or
•	for this meeting and all other meetings.

If you have a stock certificate registered in your name, or if you have a proxy from a stockholder of record on September 1, 2011, you can, if desired, attend the Special Meeting and vote in person.  Stockholders can obtain directions to the 2011 special stockholders’ meeting at www.vistagen.com/contact.

Please visit www.vistagen.com to print and fill out the Proxy Card.  Complete and sign the proxy card and mail the Proxy Card to:

VistaGen Therapeutics, Inc.
384 Oyster Point Boulevard, No. 8
South San Francisco, CA 94080
Attention: Shawn K. Singh